                                                               Exhibit 32.2

                  Certification Pursuant to Section 906 by CFO

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Amendment No. 1 to the quarterly report of Power3
Medical Products, Inc. (the "Company") on Form 10-QSB/A for the period ending
June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael J. Rosinski, Chief Financial Officer of the
Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section
1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully compiles with the requirements of Section 13(a) or 15(d) of the
Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                    /s/ Michael J. Rosinski
                                                    Michael J. Rosinski

                                                    Chief Financial Officer
                                                    Power3 Medical Products, Inc.
November 15, 2004